Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

SUNTRUST BANK,

as Documentation Agent,

KEYBANK NATIONAL ASSOCIATION,

ROYAL BANK OF CANADA,

AND

SUNTRUST BANK,

as Joint Lead Arrangers and Joint Bookrunners,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF JULY 11, 2014

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of July 11, 2014 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated January 14, 2013 and the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. KeyBank, in its capacity as Administrative Agent (in such capacity, the “Existing Agent”) desires to resign as Administrative Agent under the Credit Agreement, the other Loan Documents and any other documents referred to in the Credit Agreement as to which the Existing Agent is acting as an administrative agent thereunder;

D. The Lenders and the Borrower, by entering into this Third Amendment, desire to appoint Royal Bank of Canada (“RBC”) as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents and the Successor Agent desires to accept such appointment;

E. KeyBank serves as the Issuing Bank (the “Existing Issuing Bank”) under the Credit Agreement and desires to resign as the Issuing Bank thereunder;

F. The Borrower, the Successor Agent and the Existing Issuing Bank, desire to appoint RBC as successor Issuing Bank (in such capacity, the “Successor Issuing Bank”) under the Credit Agreement and the Successor Issuing Bank desires to accept such appointment; and

G. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendment to Cover. The cover of the Credit Agreement is hereby amended as follows:

2.1 the phrase “KeyBank National Association, as Administrative Agent” is hereby deleted and replaced with the phrase “Royal Bank of Canada, as Administrative Agent”.

2.2 the phrase “Royal Bank of Canada, as Syndication Agent” is hereby deleted and replaced with the phrase “KeyBank National Association, as Syndication Agent”.

2.3 the phrase “KeyBank National Association, Royal Bank of Canada, and SunTrust Bank” is hereby deleted and replaced with the phrase “RBC Capital Markets, KeyBank National Association and SunTrust Bank”.

Section 3. Amendment to Section 1.02 – Certain Defined Terms.

3.1 The following definitions are hereby amended and restated in their entirety to read as follows:

“Arrangers” means, collectively, RBC Capital Markets, KeyBank National Association, and SunTrust Bank, in their capacities as the joint lead arrangers and joint bookrunners hereunder.

“Issuing Bank” means RBC, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LIBO Rate” means, for any Interest Period with respect to a Eurodollar Borrowing, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time), on the date that is two Business Days prior to the commencement of such Interest Period by reference to the rate set by ICE Benchmark Administration for deposits in dollars (as set forth by any service selected by the Administrative Agent that has been nominated by ICE Benchmark Administration as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided, however, that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by RBC as its prime rate in effect at its principal office in Toronto, Canada; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by RBC as a general reference rate of interest, taking into account such factors as RBC may deem appropriate; it being understood that many of RBC’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that RBC may make various commercial or other loans at rates of interest having no relationship to such rate.

3.2 The definition of “Alternate Base Rate” is hereby amended by deleting the phrase “of $5,000,000” therefrom.

3.3 The following definition is hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate to read as follows:

“RBC” means Royal Bank of Canada.

Section 4. Other Amendments to the Credit Agreement.

4.1 Amendments to Section 2.03. Section 2.03 is hereby amended as follows:

(a) the phrase “by telephone” is deleted therefrom.

(b) the sentence “Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B and signed by the Borrower” is hereby deleted and replaced with the following sentence “Each such Borrowing Request shall be irrevocable.”

(c) the phrase “Each such telephonic and written Borrowing Request shall specify the following information:” is hereby deleted and replaced with the following phrase “Each such written Borrowing Request shall be in substantially the form of Exhibit B and signed by the Borrower and shall specify the following information:”

4.2 Amendments to Section 2.04(b). Section 2.04(b) is hereby amended as follows:

(a) the phrase by “by telephone,” is deleted therefrom.

(b) the sentence “Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in substantially the form of Exhibit C and signed by the Borrower.” is hereby deleted and replaced with the following sentence “Each such written Interest Election Request shall be irrevocable and shall be in substantially the form of Exhibit C and signed by the Borrower.

4.3 Amendment to Section 2.04(c). Section 2.04(c) is hereby amended by deleting the phrase “telephonic,” therefrom.

4.4 Amendment to Section 2.08(b). Section 2.08(b) is hereby amended by deleting the sentence “If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.” therefrom and replacing such sentence with “The Borrower shall submit each such notice on a form reasonably satisfactory to the Issuing Bank.”

4.5 Amendment to Section 3.04(b). Section 3.04(b) is hereby amended by deleting the phrase “by telephone (confirmed by telecopy)” therefrom.

4.6 Amendment to Section 9.02(i). Section 9.02(i) is hereby amended by deleting the phrase “, the principal amount of which does not exceed $500,000,000 in the aggregate at any one time outstanding” therefrom.

4.7 Amendments to Section 12.01(a). Section 12.01(a) is hereby amended by amending and restating sub-sections 12.01(a)(ii), 12.01(a)(iii) and 12.01(a)(iv) thereof in their entirety to read as follows:

(ii) if to the Administrative Agent or the Issuing Bank, to it at 20 King Street West, 4th Floor, Toronto, Ontario M5H1C4, Attention: Manager, Agency Services Group (Telecopy No. 416-842-4023); email ann.hurley@rbccm.com; and

(iii) the Administrative Agent will forward all relevant notices from the Borrower to the Lenders.

Section 5. Resignation of Existing Agent, Appointment and Acceptance by Successor Agent; Resignation of Existing Issuing Bank and Appointment and Acceptance by Successor Issuing Bank; Further Assurances; Waiver of Notices; Return of Payments.

5.1 Resignation, Consent and Appointment.

(a) As of the Third Amendment Effective Date (as defined below) (i) the Existing Agent hereby resigns as the Administrative Agent as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation; (ii) the Lenders appoint RBC as successor Administrative Agent under the Credit Agreement and the other Loan Documents, and the Borrower hereby consents to such appointment; (iii) RBC hereby accepts its appointment as Successor Agent under the Credit Agreement and the other Loan Documents; and (iv) the parties hereto authorize each of the Existing Agent and the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, Uniform Commercial Code financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements, or other Loan Documents), as either the Existing Agent or the Successor Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including but not limited to the resignation of the Existing Agent and the appointment of the Successor Agent and any amendments to the Credit Agreement and Loan Documents set forth herein, and to maintain the validity, perfection, priority, of, or assign to the Successor Agent, any and all liens and security interests in respect of any and all collateral, and each of the Borrower, the Existing Agent and the Successor Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Existing Agent or the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or to assign to the Successor Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Administrative Agent under any of the Loan Documents.

(b) As of the Third Amendment Effective Date (i) KeyBank hereby resigns as an Issuing Bank as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except (A) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation and (B) with respect to any Letter of Credit issued by it that is outstanding on the Third Amendment Effective Date (as set forth on Schedule 1 hereto, collectively, the “Residual Letters of Credit”), which until such Residual Letter of Credit is replaced, terminated or otherwise expired shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement; (ii) the Borrower, the Successor Agent and the Existing Issuing Bank consent to the appointment of RBC as a successor Issuing Bank under the Credit Agreement; and (iii) RBC hereby accepts its appointment as Successor Issuing Bank under the Credit Agreement.

(c) The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under the Credit Agreement and the other Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation), in each case as of the Third Amendment Effective Date.

(d) The parties hereto hereby confirm that the Successor Issuing Bank succeeds to the rights and obligations of the Existing Issuing Bank under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Existing Issuing Bank under the Credit Agreement, and the Existing Issuing Bank is discharged from all of its duties and obligations as an Issuing Bank under the Credit Agreement and the other Loan Documents (except (i) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation and (ii) with respect to any Residual Letter of Credit, which until such Residual Letter of Credit is replaced, terminated or otherwise expired shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement), in each case as of the Third Amendment Effective Date.

(e) The parties hereto hereby confirm that, as of the Third Amendment Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or thereafter pursuant to or in furtherance of the provisions of this Section 5, and inure to the benefit of the Existing Agent. The parties hereto agree that the Successor Agent shall have no liability for any actions taken or omitted to be taken by the Existing Agent while it served as the Administrative Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Third Amendment. The parties hereto agree that the Existing Agent shall have no liability for any actions taken or omitted to be taken by the Successor Agent as the Administrative Agent under the Credit Agreement and the other Loan Documents, except to the extent any such liability is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of, or violation of law by, the Existing Agent.

(f) The parties hereto hereby confirm that, as of the Third Amendment Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Issuing Bank and its Related Parties in respect of any actions taken or omitted to be taken by any of them while the Existing Issuing Bank was acting as an Issuing Bank (including following the Third Amendment Effective Date until such time as no Residual Letters of Credit remain issued and outstanding) and inure to the benefit of the Existing Issuing Bank. The parties hereto agree that the Successor Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Existing Issuing Bank while the Existing Issuing Bank served as an Issuing Bank under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Third Amendment. The parties hereto agree that the Existing Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Successor Issuing Bank as an Issuing Bank under the Credit Agreement and the other Loan Documents, except to the extent any such liability is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of, or violation of law by, the Existing Issuing Bank.

(g) The Existing Agent hereby assigns to the Successor Agent, effective on and after the Third Amendment Effective Date, any powers of attorney, liens, or security interests and all other rights and interests granted to the Existing Agent, for the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents included within the Loan Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Loan Documents, and the Successor Agent hereby accepts the benefit of all such powers of attorney, liens and security interests and other rights and interests, for its benefit and for the ratable benefit of the Secured Parties.

(h) On and after the Third Amendment Effective Date, all possessory collateral held by the Existing Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit and on behalf of the Successor Agent and the Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent. Without limiting the generality of the foregoing, any reference to the Existing Agent in any publicly filed document, to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no further duties, obligations or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the Secured Parties or otherwise, and the Existing Agent shall have the full benefit of all of the protective provisions of Article XI (The Agents) and Section 12.03 (Expenses, Indemnity; Damage Waiver) of the Credit Agreement, while serving in such capacity). The Existing Agent agrees to deliver all possessory collateral to the Successor Agent on or promptly following the Third Amendment Effective Date, and the Successor Agent agrees to take possession thereof upon such tender by the Existing Agent.

5.2 Further Assurances. The Borrower hereby agrees to execute and deliver (and to cause each applicable guarantor or grantor of collateral to execute and deliver) any amendments to any other Loan Document that the Successor Agent or Existing Agent deems reasonably necessary or desirable in order to effectuate or evidence (of public record or otherwise) the amendments to the Credit Agreement and Loan Documents set forth above or to replicate the substance thereof in such other Loan Document, each of such amendments to be in form and substance reasonably satisfactory to the Borrower, the Existing Agent and the Successor Agent. The Majority Lenders hereby consent to the Successor Agent’s execution and delivery on their behalf of any amendments entered into in accordance with the foregoing sentence.

5.3 Waiver of Notices. The Borrower and the Majority Lenders hereby waive any notice, timing or other requirement of the Credit Agreement or the other Loan Documents (including, without limitation, pursuant to Section 2.08(i) and Section 11.06 of the Credit Agreement) related to the resignation of the Existing Agent and/or the Existing Issuing Bank or the appointment or designation of the Successor Agent and/or the Successor Issuing Bank.

5.4 Return of Payments. In the event that, after the Third Amendment Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Loan Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded. The parties hereto agree that any provision of any of the Loan Documents directing the Borrower to make payment to the Existing Agent shall be hereby amended to direct the Borrower to make payment to the account designated by the Successor Agent to the Borrower from time to time.

Section 6. Conditions Precedent. This Third Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Third Amendment Effective Date”):

6.1 Third Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Third Amendment from the Borrower, each other Obligor and the Majority Lenders.

6.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

6.3 No Default. No Default or Event of Default shall be continuing as of the Third Amendment Effective Date.

Section 7. Limited Waivers related to Senior Debt Issuance. Pursuant to a letter dated July 10, 2014 (the “Senior Debt Offering Notice Letter”), the Borrower, pursuant to Section 8.01(s), has notified the Administrative Agent and the Lenders of an offering of Senior Debt referred to therein and provided certain documents relating thereto. The Administrative Agent and the Lenders:

(a) waive the five (5) days prior notice requirement in Section 8.01(s) related to the Senior Debt offering referenced in the Senior Debt Offering Notice Letter;

(b) waive the requirement in Section 8.01(s) that the Borrower provide the Lenders with any document relating to such Senior Debt other than the documents described in the Senior Debt Offering Notice Letter (provided that the Borrower shall promptly (i) notify the Administrative Agent upon the issuance of such Senior Debt and the amount and final pricing terms thereof and (ii) deliver to the Administrative Agent when available copies of the final preliminary offering memorandum, the offering memorandum, the indenture and the note purchase agreement relating to such Senior Debt);

(c) have determined, pursuant to Section 9.02(i)(ix), that, so long as (i) such Senior Debt is on the same or substantially similar terms as those contained in the draft preliminary offering memorandum referred to in the Senior Debt Offering Notice Letter, (ii) the non-default interest rate per annum on such Senior Debt does not exceed 13% per annum, and (iii) the closing of the issuance of such Senior Debt occurs on or before July 31, 2014, such Senior Debt and any guarantees thereof are on terms, taken as a whole, at least as favorable to the Borrower and the Subsidiaries as market terms for issuers of similar size and credit quality given prevailing market conditions; and

(d) confirm that for purposes of Section 9.02(i)(x), the change-of-control and asset-sale-tender-offer provisions described in the documents accompanying the Senior Debt Offering Notice Letter are customary.

Section 8. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Third Amendment, after giving effect to the terms of this Third Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Third Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Third Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 9. Miscellaneous.

9.1 Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

9.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment.

9.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

9.4 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.5 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.6 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment.

9.7 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.8 Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the Third Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

REX ENERGY I, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC
R.E. GAS DEVELOPMENT, LLC

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

Third Amendment

Signature Page

EXISTING ADMINISTRATIVE AGENT, EXISTING ISSUING BANK, SYNDICATION AGENT AND LENDER	KEYBANK NATIONAL ASSOCIATION, as Existing Administrative Agent, Existing Issuing Bank, Syndication Agent and as Lender

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Third Amendment

Signature Page

SUCCESSOR ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Successor Administrative Agent

	By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

SUCCESSOR ISSUING BANK:	ROYAL BANK OF CANADA, as Successor Issuing Bank and as Lender

	By:	/s/ Evans Swann Jr.
	Name:	Evans Swann Jr.
	Title:	Authorized Signatory

Third Amendment

Signature Page

DOCUMENTATION AGENT AND LENDER:	SUNTRUST BANK

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Third Amendment

Signature Page

LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Third Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Third Amendment

Signature Page

UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Name:	Laura Sorokolit
Title:	Vice President

Third Amendment

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Vice President

Third Amendment

Signature Page

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Third Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

Third Amendment

Signature Page

THE HUNTINGTON NATIONAL BANK

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Vice President

Third Amendment

Signature Page

ONE WEST BANK, FSB

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

Third Amendment

Signature Page

Schedule 1 to Third Amendment

Residual Letters of Credit

			Actual	Adjusted	Financial or
L/C No.	Stated Amount	Issued Date	Expiry	Expiry	Performance
S313417	$600,000.00	1/31/2008	1/31/2015	2/2/2015	Financial
S313418	$32,971.00	1/31/2008	1/30/2015	1/30/2015	Perfoming
S314063	$150,000.00	10/16/2008	9/1/2015	9/1/2015	Financial
S322604	$520,000.00	3/8/2013	3/8/2015	3/9/2015	Financial
S322835	$300,000.00	9/9/2013	9/5/2014	9/5/2014	Financial
S322937	$144,278.42	11/27/2013	11/27/2014	11/28/2014	Perfoming
S323099	$219,845.00	3/24/2014	3/24/2015	3/24/2015	Perfoming

Schedule 1 to Third Amendment